SIXTH AMENDMENT
                                    TO
                      DEFERRED COMPENSATION AGREEMENT


        This SIXTH Amendment to the Deferred Compensation Agreement is executed as of July 12, 1996, by and between Mercantile-Safe Deposit and Trust Company (hereinafter called "Corporation") and Brian B. Topping (hereinafter called "Employee").

        WHEREAS, Corporation and Employee entered into a Deferred Compensation Agreement dated September 30, 1982, and a First Amendment thereto dated October 24, 1983, and a Second Amendment thereto dated March 13, 1984, and a Third Amendment thereto dated January 1, 1987, and a Fourth Amendment thereto dated December 8, 1987, and a Fifth Amendment thereto dated January 1, 1989 (hereinafter referred to as the "Agreement"); and

        WHEREAS, Employee will retire as an employee of the Corporation effective December 31, 1996, and the Corporation desires to promote and enhance Employee's early retirement, recognizing that under an Agreement executed simultaneously herewith Employee's relationship with the Corporation will be substantially changed, and in consideration thereof the parties desire to modify Section 5 of the Agreement, to provide a stipulated benefit;

        NOW THEREFORE, in accordance with and for the consideration recited above, the Corporation and Employee hereby agree as follows:

        1. Section 5 is hereby amended as of the effective date of this Amendment to read as follows:

                5. Employee's retirement from employment by the Corporation on December 31, 1996 shall, for purposes of this Agreement, be treated as a normal retirement with the following benefit:

                                                               Minimum
                        Employee's Age       Annual         Term for which
                        at Retirement        Benefit      Benefit is Payable

                              62             $175,700          18 years.

                        The annual benefit shall be payable until the later of (i) Employee's death or (ii) expiration of the minimum term set forth above. The benefit shall be

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                        payable in equal monthly installments commencing
                        within one (1) month after Employee's retirement.

        2. This Amendment shall become effective upon Employee's retirement at December 31, 1996, after approval by the Committee on Executive Compensation, Promotion and Retirement of the Corporation and by the Board of Directors of the Corporation (which approval may be by the Trust Executive and Banking Executive Committees of the Board of Directors of the Corporation).

        3. In all other respects, the provisions of the Agreement remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this SIXTH Amendment to the Agreement as of the day and year first above written.



ATTEST:                                  MERCANTILE-SAFE DEPOSIT
                                         AND TRUST COMPANY



/s/ ALAN D. YARBRO                        By: /s/ H. FURLONG BALDWIN
    ALAN D. YARBRO                                H. FURLONG BALDWIN
Secretary                                 Chairman and Chief Executive Officer


WITNESS:                                  EMPLOYEE:

/s/ ALAN D. YARBRO                       By: /s/ BRIAN B. TOPPING
                                                 BRIAN B. TOPPING


Date of Approval of Committee            Effective Date of Agreement per
on Executive Compensation,               Approval of the Trust Executive
Promotion and Retirement of              and Banking Executive
Mercantile-Safe Deposit and              Committees of the Board of
Trust Company                            Directors of Mercantile-Safe
                                         Deposit and Trust Company

July 17, 1996                            July 24, 1996



/s/ Alan D. Yarbro                       /s/ Alan D. Yarbro
    Alan D. Yarbro                           Alan D. Yarbro
    Secretary                                Secretary

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